Supplement to the current prospectus

MFS(R) Value Fund - W

Effective immediately, the section entitled "Expense Summary" is restated in its entirety as follows:

EXPENSE SUMMARY

Expense Table

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year, adjusted to reflect current fee arrangements. These expenses do not reflect the fees or charges imposed by a fee-based wrap program through which an investment is made. If these fees or charges had been included, your expenses would be higher. The fund's annual operating expense may vary in future years.

Shareholder Fees (fees paid directly from your investment):
--------------------------------------------------------------------------------
Share Class                                                             W
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)..................        N/A
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
a percentage of original purchase price or
redemption proceeds, whichever is less)........................        N/A
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
--------------------------------------------------------------------------------
Management Fees................................................        0.60%
Distribution and Service (12b-1) Fees(1).......................        0.10%
Other Expenses(2)..............................................        0.22%
                                                                       -----
Total Annual Fund Operating Expenses(2)........................        0.92%

(1) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's Class W shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."
(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Annual Fund Operating Expenses" would be lower. Also, "Other
     Expenses" include the estimated payment of a portion of the transfer-agent-related expenses of the MFS funds that invest in the fund ("MFS Funds-of-Funds"). See "Management of the Fund - Special Servicing Agreement."

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Example of Expenses

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. These examples do not reflect the fees and expenses imposed by the investment vehicle through which an investment in the fund is made. If these fees and expenses were included, your expenses would be higher.

The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o    The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
Share Class                        Year 1      Year 3      Year 5       Year 10
--------------------------------------------------------------------------------
W Shares                            $94         $293        $509        $1,131
--------------------------------------------------------------------------------

Effective immediately, the following sub-section entitled "Special Servicing Agreement" is added to the end of the section entitled "Management of the Fund":

Special Servicing Agreement

Under a Special Servicing Agreement among MFS, each MFS Fund-of-Funds and the fund, the fund may pay a portion of the transfer-agent-related expenses of each MFS Fund-of-Funds, including sub-accounting fees payable to financial intermediaries, to the extent that such payments are less than the amount of the benefits realized or expected to be realized by the fund from the investment in the fund by the MFS Fund-of-Funds.

                   The date of this supplement is May 1, 2007.